Exhibit 99.1



ASB BANCORP, INC.

The Community Bank Investor Conference
New York, New York
March 6, 2014

NASDAQ | **ASBB**

Forward-Looking Statements

This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the PSLRA). Such forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," "intend" and "potential." For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.

The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services and other factors that may be described in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission. The forward-looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.



Overview

- Introduction
  - Profile and Executive Management
  - Market Area and Geographic Footprint
- Financial Performance
  - Stock Information
  - Selected Balance Sheet Data
  - Selected Income Statement Data
- Competitive Environment
  - Deposit Market Share
- Objectives
  - Near Term
  - Longer Term



Introduction



Profile

- Founded in 1936
- $733 million community bank
  - 13 offices in 5 WNC counties
  - 173 full-time equivalent employees
- Converted from the mutual form of ownership on October 11, 2011



Selected as one of the

2013 BEST Employers in NORTH CAROLINA

BUSINESS NORTH CAROLINA

(February 2013)

Executive Management

	Role	Years in Banking
Suzanne DeFerie	President & Chief Executive Officer	22 years
Kirby Tyndall	Executive Vice President & Chief Financial Officer	24 years
David Kozak	Executive Vice President & Chief Lending Officer	29 years
Fred Martin	Executive Vice President & Chief Information Officer	19 years
Vikki Bailey	Executive Vice President & Chief Retail Officer	37 years



Attractive Market Area



Tennessee
North Carolina
South Carolina
AVERY
MITCHELL
YANCEY
MADISON
BUNCOMBE
MCDOWELL
HAYWOOD
RUTHERFORD
HENDERSON
JACKSON
TRANSYLVANIA
POLK
74
40
23
Mars Hill
North Asheville
West Asheville
East Asheville
Marion
Black Mountain
Enka-Candler
Reynolds
Operations and Administration Center
Skyland
Fletcher
Hendersonville
Brevard

- **Asheville Metro population: 432,406 (2012)**
- **Dec 2013 Metro Unemployment: 5.0% (2nd lowest of NC MSAs)**
  - **Down from 7.5% last year and our high of 9.2% in June 2009**
  - **NC current rate is 6.6%**
- **Average Home Price (YTD 2013): $258,548**
  - **Up 5% year over year**
- **Median Income: $43,347 (2012)**
- **Diverse Economic Drivers:**
  - **Tourism**
  - **Healthcare**
  - **Government**
  - **Recreation**
  - **Light Manufacturing**
  - **Hospitality and Service**



Virginia
Tennessee
Asheville
North Carolina
Charlotte
Georgia
South Carolina

Financial Performance

Stock Information

December 31, 2013

NASDAQ Global Market	**ASBB**
Closing price	$17.25
Book value per share	$20.06
Price to book value	86%
Shares outstanding	5,040,057 shares
Shares repurchased	544,494 shares



Change in Stock Price



Past 12 Months
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
Source: SNL Financial
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
ASBB (5.38%)
SNL U.S. Bank $500M-$1B (15.96%)
SNL U.S. Thrift $500M-$1B (13.74%)

Balance Sheet — Assets

Composition, December 31, 2013 ($ millions)


Other
$30.9 4%
Cash
Equivalents
$52.3 7%
Foreclosed
Properties
$14.2 2%
Investment
Securities
$189.6 26%
Loans Held
for Sale
$4.1 1%
Loans, Net
of Reserves
$441.9 60%

Balance Sheet — Liabilities & Equity

Composition, December 31, 2013 ($ millions)


Equity
$101.1 14%
Other Liabilities
$8.4 1%
Borrowings
$50.7 7%
Core Deposits
$405.7 55%
Time Deposits
$167.1 23%

Balance Sheet — Loans

Composition, December 31, 2013 ($ millions)


Consumer $27.7 6%
Commer Const/Dev $15.6 4%
Revolving Mortgage $49.6 11%
Commer Mortgage $172.0 38%
Commer & Industrial $14.8 3%
Residential Mortgage $161.4 36%
Residential Constr/Dev $8.8 2%

Balance Sheet — Total Loans



December 31 ($ millions)
$600
$550
$500
$450
$400
$350
$300
$598.1
$500.4
$433.3
$388.1
$449.8
2009
2010
2011
2012
2013

Balance Sheet — Asset Quality



Nonperforming Assets, December 31 ($ millions)
$35
$30
$25
$20
$15
$10
$5
$-
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
$3.7
$16.5
$10.7
$13.4
$8.1
$20.6
$19.4
$1.2
$14.2
$1.2
2009
2010
2011
2012
2013
Nonperforming Loans
Foreclosed Properties
Nonperforming Assets as % of Assets (right scale)

Balance Sheet — Asset Quality


Loans Delinquent 31 Days or More, December 31 ($ millions)
$35
$30
$25
$20
$15
$10
$5
$-
$30.4
$21.1
$15.7
$3.2
$2.2
2009
2010
2011
2012
2013

Balance Sheet — Asset Quality

Foreclosed Properties, December 31 ($ millions)

	2009		2010		2011		2012		2013	
	No.	Amount	No.	Amount	No.	Amount	No.	Amount	No.	Amount
Commercial mortgage	—	$ —	3	$ 4.1	3	$ 3.0	2	$ 1.7	—	$ —
Commercial construction and land development	—	—	2	2.0	2	1.7	10	16.6	9	13.8
Residential mortgage	1	0.2	9	1.7	10	1.7	5	1.0	2	0.4
Residential construction and land development	4	3.5	5	2.8	3	1.7	1	0.1	—	—
Revolving mortgage	—	—	—	—	—	—	—	—	—	—
Totals	5	$ 3.7	19	$ 10.6	18	$ 8.1	18	$ 19.4	11	$ 14.2

Numbers of Foreclosed Properties, December 31

	2009	2010	2011	2012	2013
Beginning	2	5	19	18	18
Added	7	29	16	17	5
Sold	(4)	(15)	(17)	(17)	(12)
Ending	5	19	18	18	11



Balance Sheet — Deposits

Composition, December 31, 2013 ($ millions)


Demand
$74.0 13%
NOW
$142.4 25%
Savings
$34.7 6%
Money Market
$154.5 27%
Certificates
$167.1 29%
Core Deposits*
$405.7 70%

* ASBB defines core deposits as demand, savings and money market deposits and excludes all certificates of deposits — retail, jumbo and brokered.

Balance Sheet—Core Deposits*



December 31 ($ millions)
$450
$350
$250
$150
$50
80%
70%
60%
50%
40%
$300.2
$332.4
$349.7
$389.1
$405.7
2009
2010
2011
2012
2013
Core Deposits
Core Deposits as % of Deposits (right scale)

* ASBB defines core deposits as demand, savings and money market deposits and excludes all certificates of deposits — retail, jumbo and brokered.

Balance Sheet — Regulatory Capital


December 31
30%
25%
20%
15%
10%
5%
0%
2009
2010
2011
2012
2013
Tier I Leverage (well = 5.00%)
Tier I Risk-Based (well = 6.00%)
Total Risk-Based (well = 10.00%)

Per Share Data



Earnings Per Share, Year Ended December 31
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.23
$0.17
$0.31
2009
2010
2011
2012
2013
Earnings Per Share

Per Share Data



Tangible Book Value Per Share, December 31
$20.69
$19.97
$20.06
$20.70
$19.70
$18.70
$17.70
$16.70
$15.70
100%
80%
60%
40%
20%
0%
2009
2010
2011
2012
2013
Tangible Book Value Per Share
Stock Price To TBVPS (right scale)

Income Statement Trends



Net Income, Year Ended December 31 ($ thousands)
$2,000
$1,000
$0
$1,531
$(9,458)
$1,187
$862
$1,454
2009
2010*
2011
2012
2013

* 2010 not to scale because of large loss

Income Statement Trends


Earning Asset Yield, Cost of Funds and Net Interest Margin
Year Ended December 31
6%
5%
4%
3%
2%
1%
0%
5.11%
4.54%
4.00%
3.37%
3.31%
3.00%
2.96%
2.80%
2.50%
2.72%
2.40%
1.79%
1.38%
1.09%
0.75%
2009
2010
2011
2012
2013
Earning Asset Yield
Cost of Funds
Net Interest Margin

Income Statement Trends


Noninterest Income, Year Ended December 31 ($ thousands)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$7,032
$6,493
$7,468
$6,670
$7,422
$6,024
$9,456
$6,266
$8,034
$7,164
2009
2010
2011
2012
2013
Noninterest Income
Excluding Securities Gains



Income Statement Trends

Noninterest Expenses, Year Ended December 31 ($ thousands)



Thousands
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$21,091 $21,091
$22,096 $20,316
$22,071 $20,497
$25,092 $22,062
$25,394 $23,548
2009
2010
2011
2012
2013
Noninterest Expense
Excluding FHLB Prepay Penalties & Foreclosure Loss Provisions

Competitive Environment

Deposit Market Share – June 30, 2013

Markets are Buncombe, Henderson, Madison, McDowell & Transylvania Counties

Institution	# Br	Deposits ($ millions)	Market Share
First Citizens Bank [1]	28	$ 1,704	25.0%
Wells Fargo Bank (SD)	17	1,398	20.5%
Asheville Savings	13	590	8.6%
HomeTrust Bank	6	463	6.8%
Bank of America	10	441	6.5%
SunTrust Bank (GA)	11	427	6.3%
BB&T	8	426	6.2%
TD Bank (DE)	10	332	4.9%
PNC Bank (DE)	8	202	2.9%
Macon Bank	3	162	2.4%
Capital Bank (FL)	4	$ 135	2.0%
United Cmty (GA)	5	129	1.9%
Forest Commercial [2]	2	114	1.7%
Bank of N Carolina	3	94	1.4%
First Bank	4	87	1.3%
Fifth Third Bank (OH)	4	68	1.0%
Black Mtn Savings	1	31	0.4%
Capital Bank (MD) [3]	1	14	0.2%
Woodforest Natl	3	3	0.0%
Institutions: 19	141	$ 6,820	100.0%

[1] Includes Mountain 1st acquisition. [2] Acquired by Carolina Alliance (SC). [3] Includes Pisgah Community assumption.



Deposit Market Share – 2012 vs. 2013

Markets are Buncombe, Henderson, Madison, McDowell & Transylvania Counties
June 30 ($ millions)



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
First Citizens
Wells
ASB
HTB
BofA
SunTrust
BB&T
TD
PNC
Macon
Capital (FL)
Untd Cmty (GA)
Forest Cml
BNC
First Bank
5/3 Bank
Black Mtn
Capital (MD)
Woodforest
June 30, 2012
June 30, 2013

Objectives

Strategic Vision

- Cultivate sustainable, superior performance by focusing on the following primary areas:
  - Smart asset growth funded by core deposits
  - Growth of commercial lending and expansion of commercial banking relationships
  - Enhancement of net interest income (loan growth)
  - Growth of noninterest income (mortgage banking and investment services)
  - Increase efficiencies and productivity
  - Further reduction of nonperforming assets



Strategic Vision *(continued)*

- Evaluation of capital management strategies, such as share repurchases and cash dividends
  - Completed two 5% share repurchases in 2013 totaling $9.1 million, or 544,494 shares, at an average cost of $16.79 per share
  - Announced 5% share repurchase January, 31, 2014
  - Additional share repurchase decisions will consider capital needs, price and volume of shares
  - Cash dividend decisions will consider sustainable current earnings and other alternative uses of capital, such as share repurchases



Strategic Vision *(continued)*

- Corporate governance and risk management practices
- Employee Development
- Commitment to Community





ASB
BANCORP, INC.

NASDAQ | **ASBB**